SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 11, 2008

Green Plains Renewable Energy, Inc.

 (Exact name of registrant as specified in its charter)

Iowa

(State or other jurisdiction of incorporation)

333-121321	84-1652107
(Commission file number)	(IRS employer identification no.)

105 N. 31st Avenue, Suite 103, Omaha, Nebraska	68131
(Address of principal executive offices)	(Zip code)

(402) 884-8700

 (Registrant’s telephone number, including area code)

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On September 11, 2008, VBV LLC (“VBV”) issued a news release announcing the completion of first grind at Indiana Bio-Energy’s ethanol plant in Bluffton, Indiana.  VBV holds majority interest in Indiana Bio-Energy, LLC. A copy of the news release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

A previously-announced proposed merger between Green Plains Renewable Energy, Inc. (“Green Plains”), VBV and certain VBV subsidiaries has been submitted for approval to the shareholders of Green Plains and the members of VBV and its subsidiaries.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Number	Description

99.1	VBV LLC news release, dated September 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2008	GREEN PLAINS RENEWABLE ENERGY, INC. By: /s/ Wayne B. Hoovestol Wayne B. Hoovestol Chief Executive Officer (Principal Executive Officer)

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